New Valley LLC, the real estate subsidiary of Vector Group Ltd. (NYSE: VGR), owns real estate and 70% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake1 in numerous real estate investments. New Valley has invested approximately $210 million, as of June 30, 2015, in a broad portfolio of real estate projects in the United States, the Caribbean and Europe. NEW VALLEY REAL ESTATE INVESTMENTS1 July 31, 2015 DOUGLAS ELLIMAN • Largest residential real estate brokerage firm in New York metropolitan area and fourth-largest in United States. • Closings of $19.8 billion for the last twelve months ended June 30, 2015; Douglas Elliman has approximately 6,000 affiliated agents and 80 offices throughout the New York metropolitan area, South Florida, Aspen, Greenwich, and Los Angeles. • Strategic Marketing Partnership with Yahoo!-Zillow® Real Estate Network that provides advertising exclusivity for Douglas Elliman’s listings. • Maintains an alliance with Knight Frank— the largest independent residential brokerage in the United Kingdom— to jointly market high-end properties, providing a network with 400 offices across 55 countries with 20,000 affiliated agents. • Pro-Forma Adjusted Revenues and Pro-Forma Adjusted EBITDA of Douglas Elliman of $588.1 million2 and $41.1 million2, respectively, for the last twelve months ended June 30, 2015. COMPANY HIGHLIGHTS • Executive offices in Manhattan and Miami • Employs approximately 900 people Douglas Elliman’s Revenues were $587M and Douglas Elliman’s net income was $28.4M for the twelve months ended June 30, 2015. New Valley’s net income for the periods presented was approximately $16.4M, $59.4M, $21.4M and $17.5M, for the periods presented, respectively. New Valley’s revenues for the twelve months ended June 30, 2015 were $593.2M. Pro-Forma Adjusted EBITDA and Pro-Forma Adjusted Revenues are non-GAAP financial measures. For a reconciliation of Pro-Forma Adjusted EBITDA to net income and Pro-Forma Adjusted Revenues to revenues, please see Vector Group Ltd.’s Current Reports on Forms 8-K, filed on July 29, 2015, March 2, 2015, and November 10, 2014 and Form 10-Q for the quarterly period ended June 30, 2015 (Commission File Number 1-5759). New Valley’s Pro-Forma Adjusted EBITDA does not include an allocation of Vector Group Ltd.’s Corporate and Other Expenses (for purposes of computing Pro-Forma Adjusted EBITDA) of $13.1M, $12.6M, $10.4M and $9.6M, for the periods presented, respectively. 2 PF2012 PF2013 PF2014 LTM 6/30/2015 $20.6M $51.3M $40.2M $31.7M New Valley Pro-Forma Adjusted EBITDA2 212 3 10 5 6 7 8 9 1 4 Maryland Portfolio (Baltimore County) New Valley Investment & Development Portfolio1 New Valley’s New York Real Estate Investments1 1. The Marquand Upper East Side 2. 10 Madison Square Park West Flatiron District/NoMad 3. 11 Beach Street TriBeCa 4. 20 Times Square Times Square 5. 111 Murray Street TriBeCa 6. 357 West Street Greenwich Village 7. PUBLIC Chrystie House Lower East Side 8. The Dutch Long Island City 9. Queens Plaza Long Island City 10. Park Lane Hotel Central Park South 11. 125 Greenwich Street Financial District 12. 76 Eleventh Avenue West Chelsea Hotel Taiwana St. Barthélemy Milanosesto Holdings Milan, Italy Coral Beach and Tennis Club Bermuda International Investments1 Land Development/Real Estate Held for Sale, net Apartments/ Condo- miniums/Hotels Commercial Retail/ Office Assets Monad Terrace (Miami Beach) www.newvalley.comContact: Emily Deissler / Ben Spicehandler / Spencer Waybright of Sard Verbinnen & Co (212) 687-8080 Escena master planned community (Palm Springs) Douglas Elliman Closings 2010 2011 2012 2013 LTM 6/30/2015 $11.5B $11.1B $12.4B $14.9B $18.2B $19.8B 2014 EXECUTIVE MANAGEMENT Howard M. Lorber President and Chief Executive Officer Richard J. Lampen Executive Vice President J. Bryant Kirkland III Vice President, Treasurer and Chief Financial Officer Marc N. Bell Vice President, Secretary and General Counsel Bennett P. Borko Executive Vice President of New Valley Realty division Dorothy Herman President and Chief Executive Officer of Douglas Elliman NY City Investments For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 - Management’s Discussion and Analysis of Financial Condition and Results of Operations - located on page 56 of Vector Group Ltd.’s Form 10-Q for the quarterly period ended June 30, 2015 (Commission File Number 1-5759). 1 New Valley Pro-Forma Adjusted Revenues – LTM June 30, 20152 Other Real Estate Brokerage Commissions Property Management 11 West Hollywood Edition (West Hollywood) $594M $556M $28M $10M The Plaza at Harmon Meadow (New Jersey) Sagaponack (East Hampton) 87 Park (Miami Beach) ST Apartment Portfolio (Houston and Stamford)